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                                                              EXHIBIT 10.1(c)(2)
                                                              -----------------

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                              EKCO GROUP, INC.
                                 SCHEDULE TO
                 FORM OF RESTRICTED STOCK PURCHASE AGREEMENT

        Each of the following employees of the Company has a Restricted Stock Purchase Agreement with the Company which covers the following blocks of restricted shares pursuant to the Company's 1984 Restricted Stock Plan and/or 1985 Restricted Stock Plan which is identical in form to the foregoing Form of Restricted Stock Purchase Agreement except as to the date of the Agreement and the number of shares in each such Performance Block:

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                              Date of
Name and Job Title(s)         Agreement                          No. of Shares in Performance Block for Each Year Noted
---------------------         ---------                   ----------------------------------------------------------------------

                                                          1995            1996             1997            1998            1999
Robert Stein                 01/01/95      1984 Plan:    13,300             -0-              -0-             -0-             -0-
President & Chief                          1985 Plan:     5,916          19,216           19,216          19,216          19,216
Executive Officer

Jeffrey A. Weinstein         01/01/95      1984 Plan:     3,723             -0-              -0-             -0-             -0-
Executive Vice Presi-                      1985 Plan:     1,657           5,380            5,380           5,380           5,380
dent, Secretary &
General Counsel

Donato A. DeNovellis         01/01/95      1984 Plan:     3,016           1,840              -0-             -0-             -0-
Executive Vice Presi-                      1985 Plan:       -0-           6,176            8,016           8,016           8,016
dent, Finance & Admi-
nistration, & Chief
Financial Officer

Brian R. McQuesten           01/01/95      1984 Plan:     1,675             -0-              -0-             -0-             -0-
Vice President &                           1985 Plan:       741           2,416            2,416           2,416           2,416
Controller

Stuart W. Cohen              06/12/95      1985 Plan:     1,998           3,592            3,592           3,592           3,592
Vice President,
Strategic Planning
& Business Development

Dennis P. Wittekind          08/28/95      1985 Plan:     4,167           8,333            8,333           8,333           8,333
President, Ekco House-
wares, Inc.

John T. Haran                02/06/96      1984 Plan:       -0-           3,333            3,333           3,333           3,333
Vice President and
Treasurer

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